                                SUB-ITEM 77(C)
MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS

(a) N/A

(b) N/A

(c) The Proposals

Proposal 1: To approve a new Investment Advisory Agreement between Context Capital Advisers, LLC and
Context Capital Funds with respect to the Context Alternative Strategies Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

Proposal 2a: To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Armory Funds, LLC with respect to the Context Alternative Strategies Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

Proposal 2b: To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Del Mar Asset Management, LP with respect to the Context Alternative Strategies
Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

Proposal 2c: To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and ESM Management LLC with respect to the Context Alternative Strategies Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

Proposal 2d: To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and First Principles Capital Management, LLC with respect to the Context Alternative
Strategies Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

Proposal 2e: To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Highland Capital Management, L.P. with respect to the Context Alternative
Strategies Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

Proposal 2f: To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Kellner Private Fund Management, LP with respect to the Context Alternative
Strategies Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

Proposal 2g: To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Phineus Partners, L.P. with respect to the Context Alternative Strategies Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

Proposal 2h: To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Weatherbie Capital, LLC with respect to the Context Alternative Strategies Fund.
Number of affirmative votes cast via written consent: 4,132,422.031
Number of negative votes cast via written consent: 0

(d) N/A